EXHIBIT 99.2

                                            Office of the United States Trustee
                                            -----------------------------------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
3 Morgan                                                 Statement Number:     11
Irvine, CA  92618                                                            ------
                                         Debtor.         For the period     FROM:            01/01/01
                                                                                      ---------------
                                                                            TO:              01/31/01
-----------------------------------------------------                                 ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------


                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                       Certificate of       General          Payroll            Tax
                                                                  Deposit           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
A.       Total Receipts per all Prior Interim Statements              $ -0-              $-0-          $-0-               $-0-
                                                              ----------------- ---------------- ---------------- ----------------
B.       Less:  Total Disbursements per all Prior Statements            -0-               -0-           -0-                -0-
                                                              ----------------- ---------------- ---------------- ----------------
C.       Beginning Balance (A less B)                                   -0-               -0-           -0-                -0-
                                                              ----------------- ---------------- ---------------- ----------------
D.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                             4,200,000.00     4,400,000.00       5,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
E.       Balance Available (C plus D)                            4,200,000.00      4,400,000.00      5,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
F.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         DateCheck No.         Payee/Purpose
         --------------        -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                          100,000.00      4,350,817.11      3,330.38              -0-
                                                              ----------------- ---------------- ---------------- ----------------
G.       Ending Balance (E less F)                              $4,100,000.00        $49,182.89     $1,669.62             $-0-
                                                              ----------------- ---------------- ---------------- ----------------

H.       (1)      General Account
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:   201-191-4462
                                             -------------------------------------------------------------------------------------
         (2)      Payroll Account:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:  201-191-4488
                                           ---------------------------------------------------------------------------------------
         (3)      Tax Account:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)      Account Number:   201-191-4496
                                           ---------------------------------------------------------------------------------------
         (4)      Certificate of Deposit:
                  (a)      Depository Name and Location:  Wells Fargo, 441 West Whittier Blvd., La Habra, CA 90631
                                                          ------------------------------------------------------------------------
                  (b)  Account Number:       200-919-3020
                                         -----------------------------------------------------------------------------------------

I.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1500
----------------------------------------------------------------------------------------------------------------------------------

EXHIBIT 99.2

                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   11   PAGE 2 OF 2
                                                                          ------

-----------------------------------------------------    -------------------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
3 Morgan                                                 Statement Number:     11
Irvine, CA  92618                                                           -------
                                         Debtor.         For the period     FROM:            01/01/01
                                                                                      ---------------
                                                                            TO:              01/31/01
-----------------------------------------------------                                 ---------------
Chapter 11 Case No.:    SA00-12031RA
-----------------------------------------------------    -------------------------------------------------------------------------


                                                              ----------------- ---------------- ---------------- ----------------
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                         Money Plus         General          Payroll            Tax
                                                                  Account           Account          Account          Account
                                                              ----------------- ---------------- ---------------- ----------------
J.       Total Receipts per all Prior Interim Statements        $2,522,652.11     $8,028,005.65   $416,327.00            $200.00
                                                              ----------------- ---------------- ---------------- ----------------
K.       Less:  Total Disbursements per all Prior Statements            -0-        6,213,516.06    410,016.15              -0-
                                                              ----------------- ---------------- ---------------- ----------------
L.       Beginning Balance (A less B)                            2,522,652.11      1,814,489.59      6,310.85             200.00
                                                              ----------------- ---------------- ---------------- ----------------
M.       Receipts during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:                             2,001,009.51      5,532,827.04      5,000.00              -0-
                                                              ----------------- ---------------- ---------------- ----------------
N.       Balance Available (C plus D)                            4,523,661.62      7,347,316.63     11,310.85             200.00
                                                              ----------------- ---------------- ---------------- ----------------
O.       Less:  Disbursements during Current Period
         (ATTACH SEPARATE LISTING IF NECESSARY)
         DateCheck No.         Payee/Purpose
         --------------        -------------
                  SEE ATTACHMENT #1
         TOTAL DISBURSEMENTS THIS PERIOD:                        4,522,652.11      6,273,086.22      9,590.83             200.00
                                                              ----------------- ---------------- ---------------- ----------------
P.       Ending Balance (E less F)                                  $1,009.51     $1,074,230.41     $1,720.02             $-0-
                                                              ----------------- ---------------- ---------------- ----------------

Q.       (1)      General Account
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011381
                                            --------------------------------------------------------------------------------------
         (2)      Payroll Account:
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011111
                                            --------------------------------------------------------------------------------------
         (3)      Tax Account:
                  (a)      Depository Name and Location:   California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA  90010
                                                         -------------------------------------------------------------------------
                  (b)      Account Number:   3700011031
                                            --------------------------------------------------------------------------------------
         (4)      Money Plus Account
                  (b)      Account Number:   3700021509
                                            --------------------------------------------------------------------------------------

R.       Other monies on hand  (SPECIFY TYPE AND LOCATION)  (i.e. Certificates of Deposit, Petty Cash):

     -----------------------------------------------------------------------------------------------------------------------------

I, (Name/Title: ROBERT MOSIER / PRESIDENT), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:   2-09-2001
       ------------
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                            Office of the United States Trustee
                                            -----------------------------------

-----------------------------------------------------    ------------------------------------------------------------
In re:
                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
PREMIER LASER SYSTEMS, INC.
3 Morgan                                                 Report No. :               11               Page 1 of 3
Irvine, CA  92618                                                             ------------
                                         Debtor.         For the period FROM:                01-01-01
                                                                                      ---------------
                                                                               TO:           01-31-01
----------------------------------------------                                        ---------------
Chapter 11 Case No.:        SA00-12031RA
-----------------------------------------------------    ------------------------------------------------------------

1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)                                 [SEE ATTACHMENT TWO]
     A.  Related to Business Operations:
         Gross Sales                                                    $
                                                                        --------------
         Less:  Sales Returns and Discounts
                                                                        --------------
              Net Sales
                                                                                       ---------------
         Less:  Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                        --------------
         Add:  Purchases
                                                                        --------------
         Less:  Ending Inventory at Cost
                                                                        --------------
              Cost of Goods Sold
                                                                                       ---------------
                  Gross Profit
                                                                                                       ---------------
                  Other Operating Revenues (Specify)
                                                                                                       ---------------
         Less:  Operating Expenses:
         Officer Compensation
                                                                        --------------
         Salaries and Wages - Other Employees
                                                                        --------------
              Total Salaries and Wages
                                                                                       ---------------
              Employee Benefits and Pensions
                                                                                       ---------------
         Payroll Taxes
                                                                        --------------
         Real Estate Taxes
                                                                        --------------
         Federal and State Income Taxes
                                                                        --------------
              Total Sales
                                                                                       ---------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                        --------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                        --------------
         Insurance
                                                                        --------------
         Automobile Expense
                                                                        --------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                        --------------
         Depreciation and Amortization
                                                                        --------------
         Repairs and Maintenance
                                                                        --------------
         Advertising
                                                                        --------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                        --------------
         Bad Debts
                                                                        --------------
         Miscellaneous Operating Expenses (Specify)
                                                                        --------------
              Total Operating Expenses
                                                                                       ---------------
                  Net Gain/Loss from Business Operations
                                                                                                       ---------------
     B.  Not Related to Business Operations
         Income:
              Interest Income
                                                                                       ---------------
              Other Non-Operating Revenues (Specify)
                                                                                       ---------------
              Gross Proceeds on Sale of Assets
                                                                        --------------
              Less:  Original Cost of Assets plus Expenses of Sale
                                                                        --------------
                  Net Gain/Loss on Sale of Assets
                                                                                       ---------------
              Total Non-Operating Income
                                                                                                       ---------------
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
                                                                        --------------
              Other Non-Operating Expenses (Specify)
                                                                        --------------
              Total Non-Operating Expenses
                                                                                                       ---------------
     NET INCOME / LOSS FOR PERIOD                                                                      $
                                                                                                       ---------------


                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   11  PAGE 2 OF 3
                                                                          -----

2.       Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):  (SEE ATTACHMENT #3, #4)

                                                            ---------------------------- ----------------------------
                                                                 Accounts Payable            Accounts Receivable
                                                            ---------------------------- ----------------------------
                    Current            Under 30 Days                     340,578.20                         -0-
                                                            ---------------------------- ----------------------------
                    Overdue            31-60 Days                        120,000.00                      1,098
                                                            ---------------------------- ----------------------------
                    Overdue            61-90 Days                         99,000.00                       -814
                                                            ---------------------------- ----------------------------
                    Overdue            91-120 Days                       107,000.00
                                                            ---------------------------- ----------------------------
                    Overdue            Over 121 Days                      25,180.78                  5,330,306
                                                            ---------------------------- ----------------------------
                    TOTAL                                               $691,758.98                 $5,300,590
                                                            ---------------------------- ----------------------------


3.       Statement of Status of Payments to Secured Creditors and Lessors:    (SEE ATTACHMENT # 5)

---------------------------------- ------------------- --------------- --------------- -------------------------------
                                       Frequency                                           Post-Petition Payments
                                    of Payments per        Amount           Next                 Not Made*
                                    Contract / Lease      of Each         Payment
         Creditor/Lessor           (i.e., mo., qtr.)      Payment           Due            Number            Amount
---------------------------------- ------------------- --------------- --------------- -------------------------------
                                                       $                                               $
---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------

---------------------------------- ------------------- --------------- --------------- --------------- ---------------


*Explanation for Non-Payment:
                             -----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


4.       Tax Liability:
         Gross Payroll Expense for Period:                    $    9,550.58
                                                              ----------------
         Gross ales for Period Subject to Sales Tax           $      none

                                             ------------------------ ------------------------ -----------------------
                                                                                                   Post-Petition
                                                                                                    Taxes Still
                                             Date Paid*                    Amount Paid*                Owing
                                             ------------------------ ------------------------ -----------------------
Federal Payroll and Withholding Taxes        12-21-00, 1-05-01                   $2,302.88                 $1,206.38
                                             ------------------------ ------------------------ -----------------------
State Payroll and Withholding Taxes          12-21-00, 1-05-00                     $571.68                   $298.11
                                             ------------------------ ------------------------ -----------------------
State Sales and Use Taxes                    Not Paid
                                             ------------------------ ------------------------ -----------------------
Real Property Taxes                          INCLUDED IN RENT
                                             ------------------------------------------------- -----------------------

                                    *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or  payments have been made

                                                                  (SEE ATTACHMENT #6)

5.       Insurance Coverage:

                                    ---------------------- --------------------- ------------------ ------------------
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Calco              $1M, $1M, $1M              6-1-01             6-1-01
Product/Completed Liability         Medmarc/AON            $10Kea., $100K agg.        3-1-01             3-1-01
                                                           Self Ins. Ea. $50K,
                                                           $200 agg.
                                    ---------------------- --------------------- ------------------ ------------------
                                    Fed. Ins. Co./AON      $4 M ea., $4M agg.         3-1-01             3-1-01
Liability
                                    ---------------------- --------------------- ------------------ ------------------
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ----------------------------------------------------------------------------------
                                    ---------------------- --------------------- ------------------ ------------------
Property & General Liability        Fed. Ins. Co./AON      $1M ea., $2M agg.              3-1-01         3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
                                    ---------------------- --------------------- ------------------ ------------------
        Theft                       Fed. Ins. Co./AON      $75K & $75K                3-1-01             3-1-01
                                    ---------------------- --------------------- ------------------ ------------------

                                    ---------------------- --------------------- ------------------ ------------------
        Vehicle  (Hired)            Fed. Ins. Co./AON      $1M                             3-1-01        3-1-01
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial/AON         $500K & $500K              1-1-01             1-1-01
  Patent Infringement Abatement     Reliance/Calco         $1M ea., $3M agg           2-24-00            Expired
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l.              $2M ea., $2M agg           6-18-00            Expired
                                    Specialty/Calco
                                    ---------------------- --------------------- ------------------ ------------------
  D&O                               Rock River &           $10,000,000               12-10-00            Expired
                                    Lloyd/Calco
                                    ---------------------- --------------------- ------------------ ------------------


                               DEBTOR IN POSSESSION OPERATING REPORT NO.:   11  PAGE 3 OF 3
                                                                          -----

6.   Questions:

     A.  Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No

     B.  Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     [ ]:  Yes  Explain:
                            ---------------------------------------------------------------------------------------
     [X]:  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

    -------------------------------------- ------------------------------------- ------------------------------------
                                                State Type of Professional               Total Post-Petition
            Name of Professional              (Attorney / Accountant / etc.)                 Amount Paid
    -------------------------------------- ------------------------------------- ------------------------------------
    Knobbe, Marten, Olson & Bear                         Attorney                               $34,614.02
    -------------------------------------- ------------------------------------- ------------------------------------
    O'Melveny & Myers                                    Attorney                              $359,634.97
    -------------------------------------- ------------------------------------- ------------------------------------
    Winthrop & Couchet                                   Attorney                              $113,872.27
    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------

    -------------------------------------- ------------------------------------- ------------------------------------

8.   Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE
     SHEET IF NECESSARY)

    -----------------------------------------------------------------------------------------------------------------
    None
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------


9.   Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
       Quarterly          Total                                                                       Quarterly Fee
     Period Ending    Disbursements    Quarterly Fee       Date           Amount                       Still Owing
                       for Quarter                         Paid            Paid         Check No.
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00               69,828.68            500.00           4/27         500.00       10035,              0
                                                                                           10038
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81          3,750.00           7/19       3,750.00        10352              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    9/30/00              683,186.02          3,750.00          10-16       3,750.00        10567              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    12-31-00           1,251,797.77          5,000.00           1-4        5,000.00          114              0
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (NAME/TITLE: ROBERT MOSIER / PRESIDENT), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   2-09-01
        ---------
                                                 -------------------------------
                                                 Debtor in Possession of Trustee

                                                       ATTACHMENT #1


                                                       CASH BALANCE
--------------------------------------------------------------------------------------------------------------------------
Bank Name                       Account number                 Type
Wells Fargo                     201-191-4462                   general                                     49,182.89
Wells Fargo                     201-191-4488                   payroll                                      1,669.62
Wells Fargo                     201-191-4496                   taxes                                               -
Wells Fargo                     200-919-3020                   certificate of deposit                   4,100,000.00
California Bank & Trust         3700021509                     interest bearing                             1,009.51
California Bank & Trust         3700011381                     general                                  1,074,230.41
California Bank & Trust         3700011111                     payroll                                      1,720.02
California Bank & Trust         3700011031                     taxes                                               -
--------------------------------------------------------------------------------------------------------------------------
                                Total cash balance @                                      31-Jan        5,227,812.45

                                  ATTACHMENT #2


1. Profit and Loss Statement (Modified Cash Basis)
A. Related to Business Operations
            Gross Sales                                               1,950.38
            Less: Sales Returns and Discounts                                -
                                                                ---------------
            Net Sales                                                 1,950.38
            Less: Cost of Goods Sold:
            Beginning Inventory at Cost
            Add: Purchases
            Less:  Ending Inventory at Cost
            Cost of Goods Sold
                                                                ---------------
            Gross Profit                                              1,950.38
            Other Operating Revenues                                         -
            Less: Operating Expenses:
            Officer Compensation
            Salaries and Wages-Other Employees                        9,550.58
                                                                ---------------
            Total Salaries and Wages                                  9,550.58
            Outside Services                                         92,610.78
            Board of Directors Fees
            Patent Maintenance                                       13,453.53
            Payroll Expenses                                            405.42
            Payroll Taxes                                             1,025.03
            Real Estate Taxes
            Federal and State Income Taxes
                                                                ---------------
            Total Taxes                                               1,025.03
            Rent and Lease Expense
            Interest Expense
            Insurance                                                 2,953.24
            Shipping                                                  1,413.60
            Storage                                                  10,297.15
            Automobile Expense
            Utilities                                                 3,888.63
            Depreciation
            Repairs and Maintenance                                   5,476.22
            Hiring expense
            Court fees                                                5,000.00
            Supplies, Office Expense, Photocopies, etc.               3,174.34
            Miscellaneous Operating Expenses:
            Legal
            Travel
            Entertainment
            Securities expense                                        2,175.00
            ADP fees
            Other                                                     1,758.10
                                                                ---------------
            Total Miscellaneous Operating Expenses                    3,933.10
                                                                ---------------
            Total Operating Expenses                                153,181.62
                                                                ---------------
            Net Gain/Loss from Business Operations                 (151,231.24)
                                                                ===============
B. Not Related to Business Operations
            Income:
            Interest Income                                           1,009.51
            Other Non-Operating Revenues
            Gross Proceeds on Sale of Assets
            Less: Original Cost of Assets plus Expense of Sale
                                                                ---------------
            Net Gain/Loss on Sale of Assets                                  -
                                                                ---------------
            Total Non-Operating Income                                1,009.51
                                                                ---------------
            Expenses Not Related to Business Operations:
            Legal and Professional Fees
            Other Non-Operating Expenses
                                                                ---------------
            Total Non-Operating Expenses                                     -
                                                                ---------------
            NET INCOME/LOSS FOR PERIOD                             (150,221.73)
                                                                ===============

       Note Included in December cash receipts of $1,000,000 was from Surgilight this amount was not recognized. The accounting of Asset Sale to
            Surgilight will be done after further consultation with professional accountants but no later than 45 days from 2-15-01
Note (1)    See Attachment 2a

                                  ATTACHMENT #3

                                     Jan-00


Vendors                                                         Amount
-------------------------------------------------------------------------------
Knobbe Marten Olson & Bear                                               -
O'Melveny & Myers                                                        -
Winthrop  & Couchot                                                      -
Quoc Phan                                                 30        180.00
Donald Skelton                                            30         58.00
Market Wise Staffing & Consulting                         30        771.90
Efrain Gonzalez                                           30        350.00
Leo Blomgren                                              30        218.70
Integrated Environmental Systems                          30         50.00
Frenkel of California                                     30    125,565.00
Colette Cozean                                            30     22,597.50
Magnum Group                                             120     25,000.00
Tax Agencies                                            >120      8,846.62
-------------------------------------------------------------------------------
Total                                                           183,637.72

(1) Various Sales Tax Agencies

                                              ATTACHMENT # 5

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

-----------------------------------------------------------------------------------------------------------
                                          Frequency                                    Post Petition
                                          of Payments      Amount     Next           Payments Not Made
    Creditor/                             per Contract/    of Each    Payment    --------------------------
    Lessor                                Lease            Payment    Due          Number          Amount
-----------------------------------------------------------------------------------------------------------

2   Konica(4)                               Monthly         217.58    11-Feb
3   Konica(4)                               Monthly         328.31    11-Feb
4   Konica(4)                               Monthly         388.42    27-Feb
5   Pitney Bowes Credit Corporation         Quarterly     1,395.00                  11            4,650.00
6   Steelcase Financial Services(4)         Monthly         381.94
7   Dell(1)                                 Monthly         965.83
8   Green Tree(2)                           Monthly         778.23
9   IC Capital(3)                           Monthly         483.78
10  Intelenet                               Monthly         474.00    15-Feb
-----------------------------------------------------------------------------------------------------------

(1) Signed Stipulation
(2) Signed Stipulation
(3) O'Melveny handling in court
(4) Under Negotiation

                                  ATTACHMENT #6


--------------------------------------------------------------------------------
                                             Period          Period
                                             Ending          Ending       Total
                                             31-Dec          15-Jan
--------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes    1,157.93         1,144.95     2,302.88
State Payroll and Withholding Taxes        287.69           283.99       571.68
--------------------------------------------------------------------------------
                                         1,445.62         1,428.94     2,874.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Paid as of    Not Paid as of
                                         01/31/2001      01/31/2001       Total
--------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes      2,302.88        1,206.38    3,509.26
State Payroll and Withholding Taxes          571.68          298.11      869.79
--------------------------------------------------------------------------------
                                           2,874.56        1,504.49    4,379.05
--------------------------------------------------------------------------------